UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 3, 2019

Amyris, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

As previously reported, on May 15, 2019, Amyris, Inc. (the “Company”), with the approval of the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company (the “Board”) and the Board, appointed BDO USA, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, and determined to dismiss KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm upon completion of KPMG’s audit of the Company's consolidated financial statements as of and for the year ended December 31, 2018 and the effectiveness of the Company’s internal control over financial reporting as of December 31, 2018, and the issuance of KPMG’s reports thereon, as well as its re-audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2017 (the “Prior Auditor Change”). The Prior Auditor Change and related matters were previously reported in a Current Report on Form 8-K  filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 16, 2019 (the “May 8-K”), which is incorporated herein by reference.

In the Company’s ongoing efforts to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, including the restatement of its audited consolidated financial statements as of and for the year ended December 31, 2017, and amended Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2018, June 30, 2018 and September 30, 2018, the Company has undertaken additional changes to its independent registered public accounting firms for the fiscal years ended December 31, 2017 and December 31, 2018, and for the fiscal year ending December 31, 2019, as described below.

On July 3, 2019, (i) BDO resigned as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, prior to performing any substantive work with respect to the audit work for that year, and (ii) the Company, with the approval of the Audit Committee, took the following actions: (A) dismissed KPMG as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2018 and 2017, (B) appointed Macias Gini & O'Connell LLP (“MGO”) as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2019 and 2018, subject to the completion of client acceptance procedures, and (C) appointed BDO as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017, subject to the completion of client acceptance procedures. On July 9, 2019, MGO completed its client acceptance procedures and was formally engaged as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2019 and 2018. On July 10, 2019, BDO completed its client acceptance procedures and was formally engaged as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017. The Audit Committee authorized KPMG to respond fully to all inquiries from BDO and MGO, and BDO to respond fully to all inquiries from MGO.

The audit report of KPMG on the consolidated financial statements of the Company and its subsidiaries as of and for the year ended December 31, 2017 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles, except as follows: KPMG’s report on the consolidated financial statements of the Company and its subsidiaries as of and for the year ended December 31, 2017 contained a separate paragraph stating that “The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring losses from operations and has current debt service requirements that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.” However, as previously reported in Item 4.02 of the May 8-K and in Item 4.02 of the Current Report on Form 8-K  filed by the Company with the SEC on April 11, 2019 (the “April 8-K”), which disclosure is incorporated herein by reference, the Audit Committee, after consultation with senior management of the Company and KPMG, concluded that the Company’s consolidated financial statements for the year ended December 31, 2017 and the quarterly and year-to-date periods ended March 31, 2018, June 30, 2018 and September 30, 2018, respectively (collectively, the “Non-Reliance Periods”), should be restated and should no longer be relied upon. Further, the Company’s disclosures related to such financial statements and related communications issued by or on behalf of the Company with respect to the Non-Reliance Periods, including management’s assessment of internal control over financial reporting as of December 31, 2017, should also no longer be relied upon.

Additionally, as previously reported in the May 8-K and the April 8-K, the Company expects to report material weaknesses in its internal control over financial reporting as of December 31, 2018. As a result, senior management of the Company, in consultation with the Audit Committee, has concluded that the Company’s internal control over financial reporting and disclosure controls and procedures were ineffective as of December 31, 2018. Additional material weaknesses may be identified, and the scope of financial items required to be restated may be broadened. As of July 3, 2019, KPMG had not completed its audit procedures or issued any reports on the Company’s consolidated financial statements as of and for the year ended December 31, 2018 or the Company’s internal control over financial reporting and disclosure controls and procedures as of December 31, 2018.

Other than the reportable events disclosed above, during the Company’s two most recent fiscal years ended December 31, 2018 and December 31, 2017, respectively, and the subsequent interim period through July 3, 2019, there were no “disagreements” or “reportable events,” as such terms are described in Items 304(a)(1)(iv) and 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Regulation S-K”) and the related instructions thereto, with KPMG or BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) or reportable event(s), if not resolved to the satisfaction of KPMG or BDO, as applicable, would have caused KPMG or BDO, as applicable, to make reference to the subject matter of the disagreement(s) or reportable event(s) in connection with its report on the Company’s consolidated financial statements for the relevant year.

During the Company’s two most recent fiscal years, which ended December 31, 2018 and December 31, 2017, and the subsequent interim period through July 3, 2019, neither the Company nor any person on its behalf consulted with BDO or MGO with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that BDO or MGO, as applicable, concluded was an important factor in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as such terms are described in Items 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided KPMG and BDO with a copy of the statements set forth in this Item 4.01 prior to the filing of this Current Report on Form 8-K (this “Report”) with the SEC. The Company requested that each of KPMG and BDO furnish the Company with a letter addressed to the SEC stating whether such accounting firm agrees with the statements in this Item 4.01 as required by SEC rules. Each of KPMG and BDO has furnished the requested letter, which are attached as Exhibit 16.1 and Exhibit 16.2, respectively, to this Report.

Forward-Looking Statements

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the Company’s intention to restate its prior consolidated financial statements, the expected results of the Company’s evaluation of its internal control over financial reporting, and the anticipated timing of filing the Company’s periodic reports. These statements are subject to risks and uncertainties, including the risk that the preparation of the restated consolidated financial statements or other subsequent events may require the Company to make additional adjustments to its financial statements or may delay future filings, and actual results may differ materially from these statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
16.1	Letter of KPMG LLP dated July 10, 2019 regarding change in independent registered public accounting firm
16.2	Letter of BDO USA, LLP dated July 10, 2019 regarding change in independent registered public accounting firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: July 10, 2019	By:	/s/ Jonathan Wolter
Jonathan Wolter
Interim Chief Financial Officer